Income Taxes	12 Months Ended
Dec. 31, 2014
Income Taxes [Abstract]
Income Taxes
6.	Income Taxes

The Company is subject to United States federal income taxes at an approximate rate of 34%. The reconciliation of the provision for income taxes at the United States federal statutory rate compared to the Company’s income tax expense as reported is as follows:

	December 31, 2014	December 31, 2013

Income tax benefit computed at statutory rate	$18,253	$22,720

Change in valuation allowance	(18,253)	(22,720)

Provision for income taxes	$–	$–

Potential benefit of non-capital losses have not been recognized in these financial statements because the Company cannot be assumed it is more likely than not it will utilize the losses carried forward in future years. Significant components of the Company’s deferred tax assets and liabilities as at December 31, 2014 and 2013 after applying enacted corporate income tax rates are as follows:

Deferred income tax assets	December 31, 2014	December 31, 2013

Net operating losses	$43,484	$25,231

Valuation allowance	(43,484)	(25,231)

Net deferred income tax asset	$–	$–

At December 31, 2014, the Company has net operating loss carry-forwards of $127,893, which expire commencing in 2032.

As of December 31, 2014 and 2013, the Company has no unrecognized income tax benefits. The Company's policy for classifying interest and penalties associated with unrecognized income tax benefits is to include such items as tax expense. No interest or penalties have been recorded during the twelve month periods ended December 31, 2014 and 2013, and no interest or penalties have been accrued as of December 31, 2014 and 2013. As of December 31, 2014 and 2013, the Company did not have any amounts recorded pertaining to uncertain tax positions.

The tax years from 2012 and forward remain open to examination by federal and state authorities due to net operating loss and credit carryforwards. The Company is currently not under examination by the Internal Revenue Service or any other taxing authorities.